                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 24, 1997

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
       (Exact name of registrants as specified in governing instruments)

                                                               59-3170055
   Delaware                       333-20675                    59-3170052
(State or other                 (Commission File              (IRS Employer
jurisdiction of                     Number)                 Identification Nos.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida                  32256
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (904) 987-5120

                                 Not Applicable
          (Former name or former address if changed since last report)





                         Exhibit Index located at Page 2
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.     Other Events.

            The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K/A of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of March 31, 1997, and for the periods ended March 31, 1997 and March 31, 1996, included in the Quarterly Report on Form 10-Q of AMBAC Inc. for the period ended March 31, 1997 (which was filed with the Securities and Exchange Commission on May 15, 1997), are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial Statements - Not Applicable

            (b)   Pro Forma Financial Information - Not Applicable

            (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                    Sequentially
            Exhibit                                                 Numbered
            Number      Exhibit                                     Page
            ------      -------                                     ----

            10.1(d)     Securities Insurance Policy with                004
                        respect to EQCC Home Equity Loan
                        Trust, Series 1997-2

            23.1(d)     Consent of Independent Auditors of              008
                        the Insurer with respect to EQCC
                        Home Equity Loan Trust, Series 1997-2


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Registrants)


                                    EQCC RECEIVABLES CORPORATION




June 24, 1997                 By:   /s/ Terence G. Vane, Jr.
                                    ------------------------
                                    Terence G. Vane, Jr.
                                    Vice President




                                    EQCC ASSET BACKED CORPORATION




June 24, 1997                 By:   /s/ Terence G. Vane, Jr.
                                    ------------------------
                                    Terence G. Vane, Jr.
                                    Vice President